STI CLASSIC FUNDS
Supplement dated November 28, 2006, to the
STI Classic Balanced Fund Prospectuses (A, C and I Shares)
dated August 1, 2006
The STI Classic Funds’ Board of Trustees (the “Board”) has determined that it is in the best interests of the STI Classic Balanced Fund (the “Balanced Fund”) and its shareholders to reorganize the Balanced Fund into the STI Classic Life Vision Moderate Growth Fund (the “Life Vision Moderate Growth Fund”) subject to shareholder approval.
A meeting of the Balanced Fund’s shareholders will be held on or about February 20, 2007. If approved by Balanced Fund shareholders, the proposed reorganization is expected to take place on or about February 28, 2006. The Balanced Fund’s shareholders will be sent more information about the proposed reorganization and the Life Vision Moderate Growth Fund in proxy solicitation materials expected to be mailed on or about December 28, 2006.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.